UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 7, 2011

GS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Louisiana	000-22269	72-1341014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3798 Veterans Boulevard, Metairie, Louisiana	70002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(504) 457-6220

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)           At a Special Meeting of Shareholders (the “Special Meeting”) of GS Financial Corp. (the “Company”) held on July 7, 2011, shareholders of the Company approved the amended and restated Agreement and Plan of Merger, dated as of March 30, 2011, by and between the Company and Home Bancorp, Inc. (the “Merger Agreement”).  Shareholders also approved, on an advisory basis, the compensation which may be received by the named executive officers of GS Financial Corp. in connection with the merger.

(b)           There were 1,257,938 shares of common stock of the Company eligible to be voted at the Special Meeting and 1,038,534 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the vote for each proposal were as follows:

1.	To approve and adopt the amended and restated Agreement and Plan of Merger by and between GS Financial Corp. and Home Bancorp, Inc., dated as of March 30, 2011:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

1,036,351	1,625	558	0

2.	To approve, on an advisory basis, the compensation that may be received by the named executive officers of GS Financial Corp. in connection with the merger:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

931,148	51,259	56,127	0

3.	To approve the adjournment of the Special Meeting, if necessary to solicit additional proxies in favor of approval and adoption of the Merger Agreement:

FOR	AGAINST	ABSTAIN

1,035,856	1,989	689

(c)           Not applicable

ITEM 8.01    Other Events

On July 7, 2011, the Company issued a press release announcing that the Company’s shareholders had approved the proposed merger with Home Bancorp, Inc. Reference is made to the Company’s press release dated July 7, 2011, which is included as Exhibit 99.1 hereto and incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except otherwise provided herein or incorporated into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description

99.1	Press release dated July 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS FINANCIAL CORP.

Date: July 8, 2011	By:	/s/Bruce A. Scott
Bruce A. Scott
Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 7, 2011